SUPPLEMENT DATED DECEMBER 9, 2013

FIRST INVESTORS INCOME AND EQUITY FUNDS PROSPECTUS
DATED FEBRUARY 25, 2013, SUPPLEMENTED AS OF FEBRUARY 26, 2013

The Supplement dated October 18, 2013 is deleted and replaced with this Supplement.

1.
In “The Funds Summary Section” for the Global Fund on page 36 under the heading “Principal Investment Strategies”, the second sentence in the second paragraph is deleted and replaced with the following:

Security selection is based on any one or more of the following: profitability; return on invested capital; relative valuation; risk/return profile; quality of assets; industry structure/dynamics; hidden or unappreciated value; and/or quality of management.

2.	In “The Funds Summary Section”, the information under the heading “Portfolio Manager” on page 39 related to the Global Fund is deleted in its entirety and replaced with the following:

Portfolio Manager:  Nicolas M. Choumenkovitch, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as Portfolio Manager for the Fund since 2007 and has been involved in portfolio management and securities analysis for the Fund since 2000.  Tara Connolly Stilwell, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since 2010.

3.	In “The Funds In Greater Detail” section, the fourth paragraph under the heading “Principal Investment Strategies”, on page 82 related to the Global Fund is deleted and replaced with the following:

The Fund uses fundamental research and analysis to identify prospective investments. Security selection is based on any one or more of the following characteristics: profitability; return on invested capital; relative valuation; risk/return profile; quality of assets; industry structure/dynamics; hidden or unappreciated value; and/or quality of management.

4.
In the “Fund Management In Greater Detail” section, the second paragraph under the heading “The Subadvisers” on page 96, related to the Global Fund is deleted in its entirety and replaced with the following:

Nicolas M. Choumenkovitch, Senior Vice President and Equity Portfolio Manager of Wellington Management joined Wellington Management as an investment professional in 1995.  Mr. Choumenkovitch has served as Portfolio Manager for the Fund since 2007 and has been involved in portfolio management and security analysis for the Fund since 2000.  Tara Connolly Stilwell, CFA, Vice President and Equity Portfolio Manager of Wellington Management, joined Wellington Management as an investment professional in 2008.  Ms. Stilwell has been involved in portfolio management and securities analysis for the Fund since 2010.  Prior to joining Wellington Management, Ms. Stilwell was an investment professional with Goldman Sachs Asset Management International (1997-2007).

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Please retain this Supplement for future reference.

IEP1213

SUPPLEMENT DATED DECEMBER 9, 2013

FIRST INVESTORS EQUITY FUNDS STATEMENT OF ADDITIONAL INFORMATION
DATED FEBRUARY 25, 2013

The Supplement dated October 18, 2013 is deleted and replaced with this Supplement.

1.
All references in the “Portfolio Managers” section in pages I-13 through I-20 related to Matthew E. Megargel, Jeffrey L. Kripke and Francis J. Boggan as Portfolio Managers of Wellington Management Company, LLP for the First Investors Global Fund are deleted.

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Please retain this Supplement for future reference.

EFSAI1213